1 Q4 2020 January 27, 2021 Earnings Presentation Bob Biesterfeld, CEO Mike Zechmeister, CFO Chuck Ives, Director of IR

Safe Harbor Statement Except for the historical information contained herein, the matters set forth in this presentation and the accompanying earnings release are forward-looking statements that represent our expectations, beliefs, intentions or strategies concerning future events. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience or our present expectations, including, but not limited to such factors as changes in economic conditions, including uncertain consumer demand; changes in market demand and pressures on the pricing for our services; competition and growth rates within the third party logistics industry; freight levels and increasing costs and availability of truck capacity or alternative means of transporting freight; changes in relationships with existing contracted truck, rail, ocean, and air carriers; changes in our customer base due to possible consolidation among our customers; our ability to successfully integrate the operations of acquired companies with our historic operations; risks associated with litigation, including contingent auto liability and insurance coverage; risks associated with operations outside of the United States; risks associated with the potential impact of changes in government regulations; risks associated with the produce industry, including food safety and contamination issues; fuel price increases or decreases, or fuel shortages; cyber-security related risks; the impact of war on the economy; changes to our capital structure; risks related to the elimination of LIBOR; changes due to catastrophic events including pandemics such as COVID-19; and other risks and uncertainties detailed in our Annual and Quarterly Reports.

▪ 51% improvement in Operating Income ▪ 48% improvement in Dilutive EPS ▪ Global forwarding business sustaining its strong execution ▪ Repricing our contractual truckload business to reflect the changing market conditions ▪ Capturing more spot market opportunities ▪ Technology and transformation initiatives providing meaningful growth opportunities and efficiencies Q4 2020 Opening Remarks

Technology Advancements & Transformation Efforts Providing Meaningful Efficiencies

Strategies Creating Shareholder Value • Creating better outcomes for our customers and carriers • Utilizing our unmatched combination of experience, scale and information advantage • Leveraging our broad service portfolio • Focusing on profitable market share growth • Delivering industry leading technology to unlock growth and efficiency • Fostering sustainability and an inclusive culture that is supportive of our employees and the communities we serve

Results Q4 2020

$ in thousands, except per share amounts	Three Months Ended December 31 2020	2019	% CHANGE	Twelve Months Ended December 31 2020	2019	% CHANGE
Total Revenues	$4,549,452	$3,793,326	19.9 %	$16,207,106	$15,309,508	5.9 %
Total Adjusted Gross Profits[1]	$640,578	$578,863	10.7 %	$2,412,257	$2,586,310	(6.7)%
Adjusted Gross Profit Margin %	14.1 %	15.3 %	(120 bps)	14.9 %	16.9 %	(200 bps)
Personnel Expenses	$309,260	$298,981	3.4 %	$1,242,867	$1,298,528	(4.3)%
Selling, General, and Admin	$124,516	$143,076	(13.0)%	$496,122	$497,806	(0.3)%
Income from Operations	$206,802	$136,806	51.2 %	$673,268	$789,976	(14.8)%
Adjusted Operating Margin %	32.3 %	23.6 %	870 bps	27.9 %	30.5 %	(260 bps)
Depreciation and Amortization	$24,660	$25,327	(2.6)%	$101,727	$100,449	1.3 %
Net Income	$147,807	$99,106	49.1 %	$506,421	$576,968	(12.2)%
Earnings Per Share (Diluted)	$1.08	$0.73	47.9 %	$3.72	$4.19	(11.2)%
Average Headcount	14,791	15,540	(4.8)%	15,119	15,551	(2.8)%

- Increase in adjusted gross profits driven primarily by higher pricing and higher volume in our ocean and air service lines and contributions from the acquisition of Prime Distribution Services
- Decrease in operating expenses driven by cost reduction initiatives

(1) Adjusted gross profits is a non-GAAP financial measure explained later in this release. The difference between adjusted gross profits and gross profits is not material.

C.H. ROBINSON

Q4 effective tax rate of 24.1% vs. 21.4% in Q4 2019 Increase was primarily due to one-time items related to the tax provision in Mexico Expect 2021 effective tax rate to be 20% - 22% Q4 2020 Other Income Statement Items $1.1 million favorable impact from currency revaluation, versus a $0.9 million unfavorable impact in Q4 2019 Interest expense declined $0.1 million versus Q4 2019 due to a lower average debt balance

Q4 2020 Cash Flow and Capital Distribution • $49.5 million decrease in cash flow driven by an increase in accounts receivable that coincided with an increase in total revenues • $13.7 million in capital expenditures • Expect 2021 capital expenditures to be $55-65 million Cash Flow from Operations Capital Distribution • $112.8 million returned to shareholders • Opportunistic share repurchase program resumed in Q4 • Dividends declared in Q4 were paid on January 4, 2021 Q4 2019 Q4 2020 Q4 2019 Q4 2020 $162.1M $211.6M (23.4%) $137.3M $112.8M (17.8%) Cash Dividends Share Repurchases

Q4 2020 Balance Sheet

$ in thousands	December 31, 2020	December 31, 2019	% CHANGE
Accounts Receivable, Net[(1)]	$2,646,753	$2,107,255	25.6%
Accounts Payable[(2)]	$1,436,938	$1,164,029	23.4%
Net Operating Working Capital[(3)]	**$1,209,815**	**$943,226**	**28.3%**

- Increases in accounts receivable and accounts payable driven primarily by increases in gross sales and purchased transportation, respectively
- Total debt balance $1.09 billion
  - $600 million senior unsecured notes maturing April 2028, 4.20% coupon
  - $500 million private placement debt, 4.28% average coupon
    - $175 million maturing in August 2023, $150 million maturing in August 2028 and $175 million maturing in August 2033
  - 4.2% weighted average interest rate in the quarter

(1) Accounts receivable amount includes contract assets, net of allowance for credit loss.
(2) Accounts payable amount includes outstanding checks and accrued transportation expense.
(3) Net operating working capital is defined as net accounts receivable less accounts payable.

C.H. ROBINSON

• 55% / 45% truckload contractual to transactional volume mix compared to 70% / 30% in Q4 last year • Average routing guide depth of 1.8 in Managed Services business vs. 1.2 in Q4 last year Truckload Price and Cost Change(1)(2)(3) Y oY % C ha ng e in P ri ce a nd C os t 2013 2014 2015 2016 2017 2018 2019 2020 -20% -15% -10% -5% 0% 5% 10% 15% 20% 25% 30% 35% YoY Price Change YoY Cost Change Truckload Q4 Volume(2)(4) -3.5% Pricing(1)(2)(3) +29.0% Cost(1)(2)(3) +32.5% Adjusted Gross Profit Margin (1) Price and cost change represents YoY change for North America truckload shipments across all segments. (2) Growth rates are rounded to the nearest 0.5 percent. (3) Pricing and cost measures exclude fuel surcharges and costs. (4) Truckload volume growth represents YoY change for NAST truckload shipments.

Q4 2020 NAST Results by Service Line

Truckload and Less Than Truckload ("LTL")

Adjusted Gross Profits *($ in thousands)*	Three Months Ended December 31		
	2020	**2019**	**% Change**
Truckload	$258,577	$264,191	(2.1)%
LTL	$116,673	$112,213	4.0 %
Other[1]	$21,564	$14,237	51.5 %
Total Adjusted Gross Profits	**$396,814**	**$390,641**	**1.6 %**
Adjusted Gross Profit Margin %	*12.8 %*	*14.0 %*	*(120 bps)*

	Truckload	**LTL**
Pricing[2][3]	↑	↓
Cost[2][3]	↑	↓
Volume	↓	↑
Adjusted Gross Profit per Transaction	↑	↓

- Adjusted gross profit margin compression in truckload due to rising cost environment
- Added 4,100 new carriers in the quarter
- Increase in other adjusted gross profit due primarily to Prime Distribution's value-added warehouse services
- Prime Distribution adjusted gross profit impact to NAST[4]:
  - LTL +5 ppts
  - Other +67 ppts
  - Total NAST +4 ppts

(1) Intermodal service line now included in Other.
(2) Represents price and cost YoY change for North America shipments across all segments.
(3) Pricing and cost measures exclude fuel surcharges and costs.
(4) Growth rates are rounded to the nearest percent.

C.H. ROBINSON

Q4 2020 NAST Operating Income • Increase in adjusted gross profits due to contributions from Prime Distribution acquisition • Operating expenses reduced by 5.3% • Average headcount decreased 8.4% • Prime Distribution acquisition contributed 4.0 percentage points of growth to NAST headcount(1) Operating Income Adjusted Operating Margin % Q4 2019 Q4 2020 450 bps 15.3% $130.5M $150.6M 33.4% 37.9% Q4 2019 Q4 2020 (1) Growth rates are rounded to the nearest 0.5 percent.

Q4 2020 Global Forwarding Results by Service Line

Ocean, Air and Customs

Adjusted Gross Profits *($ in thousands)*	Three Months Ended December 31		
	2020	**2019**	**% Change**
Ocean	$112,446	$73,445	53.1 %
Air	$33,802	$24,448	38.3 %
Customs	$23,977	$22,941	4.5 %
Other	$9,832	$8,155	20.6 %
Total Adjusted Gross Profits	**$180,057**	**$128,989**	**39.6 %**
Adjusted Gross Profit Margin %	*17.5 %*	*21.5 %*	*(400 bps)*

	Ocean	**Air**
Pricing	↑	↑
Volume	↑	↓
Adjusted Gross Profit per Transaction	↑	↑

- Ocean and air adjusted gross profit increased due to higher pricing and market share gains
- Air market impacted by reduced air cargo capacity, increased charter flights and larger shipment sizes
- Air shipments declined, but air tonnage increased
- Customs adjusted gross profit increased due to higher volume

Q4 2020 Global Forwarding Operating Income • Improved operating leverage from • 39.6% increase in adjusted gross profits ◦ Higher pricing in ocean and air, higher ocean volumes and higher air tonnage • 4.1% decrease in average headcount • 3.2% decrease in SG&A expenses Operating Income Adjusted Operating Margin % Q4 2019 Q4 2020 11.7% 32.5% 2,080 bps Q4 2019 Q4 2020 $15.0M $58.5M289.1%

Q4 2020 All Other and Corporate Results

Robinson Fresh, Managed Services and Other Surface Transportation

Adjusted Gross Profits *($ in thousands)*	Three Months Ended December 31		
	2020	**2019**	**% Change**
Robinson Fresh	$23,591	$22,907	3.0%
Managed Services	$24,738	$21,380	15.7%
Other Surface Transportation	$15,378	$14,946	2.9%
Total	**$63,707**	**$59,233**	**7.6%**

Robinson Fresh

- 3% increase in adjusted gross profit driven by volume growth and margin expansion in our retail vertical
- Cost controls led to improved operating income and 370 bps improvement in adjusted operating margin

Managed Services

- 27% increase in volume and 650 bps improvement in adjusted operating margin
- Continued strong growth from both new customers and existing customers

Other Surface Transportation

- 2% increase in Europe adjusted gross profit due to a 7% volume increase and strength of the Euro

16 Appendix

Q4 2020 Transportation Results(1) Three Months Ended December 31 Twelve Months Ended December 31 Transportation ($ in thousands) 2020 2019 % Change 2020 2019 % Change Total Revenues $4,311,852 $3,570,405 20.8% $15,147,562 $14,322,295 5.8% Total Adjusted Gross Profits(2) $618,598 $557,205 11.0% $2,312,954 $2,482,862 (6.8%) Adjusted Gross Profit Margin % 14.3% 15.6% (130 bps) 15.3% 17.3% (200 bps) Transportation Adjusted Gross Profit Margin % 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Q1 17.2% 16.9% 16.3% 15.3% 16.8% 19.7% 17.3% 16.4% 18.6% 15.3% Q2 16.2% 14.9% 15.4% 16.0% 17.5% 19.3% 16.2% 16.2% 18.3% 17.5% Q3 16.4% 15.6% 15.0% 16.2% 18.4% 17.6% 16.4% 16.6% 16.9% 14.4% Q4 16.3% 15.8% 15.1% 15.9% 19.0% 17.2% 16.6% 17.7% 15.6% 14.3% Total 16.5% 15.8% 15.4% 15.9% 17.9% 18.4% 16.6% 16.7% 17.3% 15.3% (1) Includes results across all segments. (2) Adjusted gross profits is a non-GAAP financial measure explained later in this release. The difference between adjusted gross profits and gross profits is not material.

Q4 2020 NAST Results Three Months Ended December 31 Twelve Months Ended December 31 $ in thousands 2020 2019 % Change 2020 2019 % Change Total Revenues $3,089,674 $2,788,547 10.8% $11,312,553 $11,283,692 0.3% Total Adjusted Gross Profits(1) $396,814 $390,641 1.6% $1,517,091 $1,797,369 (15.6%) Adjusted Gross Profit Margin % 12.8% 14.0% (120 bps) 13.4% 15.9% (250 bps) Income from Operations $150,577 $130,548 15.3% $508,475 $722,763 (29.6%) Adjusted Operating Margin % 37.9% 33.4% 450 bps 33.5% 40.2% (670 bps) Depreciation and Amortization $5,764 $6,384 (9.7%) $25,314 $24,508 3.3% Total Assets $2,946,409 $2,550,010 15.5% $2,946,409 $2,550,010 15.5% Average Headcount 6,555 7,154 (8.4%) 6,811 7,354 (7.4%) (1) Adjusted gross profits is a non-GAAP financial measure explained later in this release. The difference between adjusted gross profits and gross profits is not material.

Q4 2020 Global Forwarding Results Three Months Ended December 31 Twelve Months Ended December 31 $ in thousands 2020 2019 % Change 2020 2019 % Change Total Revenues $1,030,364 $600,168 71.7% $3,100,525 $2,327,913 33.2% Total Adjusted Gross Profits(1) $180,057 $128,989 39.6% $628,988 $533,976 17.8% Adjusted Gross Profit Margin % 17.5% 21.5% (400 bps) 20.3% 22.9% (260 bps) Income from Operations $58,480 $15,030 289.1% $175,513 $80,527 118.0% Adjusted Operating Margin % 32.5% 11.7% 2,080 bps 27.9% 15.1% 1,280 bps Depreciation and Amortization $6,810 $9,293 (26.7%) $34,550 $36,720 (5.9%) Total Assets $1,392,411 $1,021,592 36.3% $1,392,411 $1,021,592 36.3% Average Headcount 4,626 4,824 (4.1%) 4,708 4,766 (1.2%) (1) Adjusted gross profits is a non-GAAP financial measure explained later in this release. The difference between adjusted gross profits and gross profits is not material.

Q4 2020 All Other and Corporate Results Three Months Ended December 31 Twelve Months Ended December 31 $ in thousands 2020 2019 % Change 2020 2019 % Change Total Revenues $429,414 $404,611 6.1% $1,794,028 $1,697,903 5.7% Total Adjusted Gross Profits(1) $63,707 $59,233 7.6% $266,178 $254,965 4.4% Income from Operations ($2,255) ($8,772) NM ($10,720) ($13,314) NM Depreciation and Amortization $12,086 $9,650 25.2% $41,863 $39,221 6.7% Total Assets $805,438 $1,069,458 (24.7%) $805,438 $1,069,458 (24.7%) Average Headcount 3,610 3,562 1.3% 3,600 3,431 4.9% (1) Adjusted gross profits is a non-GAAP financial measure explained later in this release. The difference between adjusted gross profits and gross profits is not material.

→ Non-GAAP Reconciliations

Our adjusted gross profit and adjusted gross profit margin are non-GAAP financial measures. Adjusted gross profit is calculated as gross profit excluding amortization of internally developed software utilized to directly serve our customers and contracted carriers. Adjusted gross profit margin is calculated as adjusted gross profit divided by total revenues. We believe adjusted gross profit and adjusted gross profit margin are useful measures of our ability to source, add value, and sell services and products that are provided by third parties, and we consider adjusted gross profit to be a primary performance measurement. The reconciliation of gross profit to adjusted gross profit and gross profit margin to adjusted gross profit margin are presented below (in thousands):

	Three Months Ended December 31				Twelve Months Ended December 31			
	2020		2019		2020		2019	
Revenues:								
Transportation	$ 4,311,852		$ 3,570,405		$ 15,147,562		$ 14,322,295	
Sourcing	237,600		222,921		1,059,544		987,213	
Total Revenues	4,549,452		3,793,326		16,207,106		15,309,508	
Costs and expenses:								
Purchased transportation and related services	3,693,254		3,013,200		12,834,608		11,839,433	
Purchased products sourced for resale	215,620		201,263		960,241		883,765	
Direct internally developed software amortization	4,510		3,366		16,634		11,492	
Total direct costs	3,913,384		3,217,829		13,811,483		12,734,690	
Gross profit & Gross profit margin	**636,068**	**14.0 %**	**575,497**	**15.2 %**	**2,395,623**	**14.8 %**	**2,574,818**	**16.8 %**
Plus: Direct internally developed software amortization	4,510		3,366		16,634		11,492	
Adjusted gross profit / Adjusted gross profit margin	**$ 640,578**	**14.1 %**	**$ 578,863**	**15.3 %**	**$ 2,412,257**	**14.9 %**	**$ 2,586,310**	**16.9 %**

Non-GAAP Reconciliations Three Months Ended December 31 Twelve Months Ended December 31, 2020 2019 2020 2019 Total Revenues $ 4,549,452 $ 3,793,326 $ 16,207,106 $ 15,309,508 Operating income 206,802 136,806 673,268 789,976 Operating margin 4.5% 3.6% 4.2% 5.2 % Adjusted gross profit $ 640,578 $ 578,863 $ 2,412,257 $ 2,586,310 Operating income 206,802 136,806 673,268 789,976 Adjusted operating margin 32.3% 23.6% 27.9% 30.5 % Our adjusted operating margin is a non-GAAP financial measure calculated as operating income divided by adjusted gross profit. We believe adjusted operating margin is a useful measure of our profitability in comparison to our adjusted gross profit which we consider a primary performance metric as discussed above. The reconciliation of operating margin to adjusted operating margin is presented below:

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